                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549-1004



                                   FORM 8-K

                                CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)           July 24, 1997
                                                 ------------------------------

               FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD. - 2
-------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


             Florida                      0-12945                  59-2313852
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 (State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                 File Number)          Identification No.)


  Two North Riverside Plaza, Suite 1100, Chicago, Illinois           60606-2607
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    (Address of principal executive offices)                         (Zip Code)


  Registrant's telephone number, including area code        (312) 207-0020
                                                     --------------------------


-------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)




                      This document consists of 39 pages.

                    The Exhibit Index is located on page 3.

ITEM 2. DISPOSITION OF ASSETS
------  ---------------------

First Capital Institutional Real Estate, Ltd. - 2 (the "Registrant") sold its interest in the real property commonly known as Banana River Square Shopping Center ("Banana River"), located in Cocoa Beach, Florida to Victory Development, Inc., a Georgia Corporation.

The closing of this transaction occurred on July 24, 1997. Banana River was sold for cash to an unrelated party pursuant to arm's-length negotiations. The sale price was $5,185,000. The Registrant received Sales Proceeds of approximately $4,935,000, which was net of actual and estimated closing expenses. For the quarter ending September 30, 1997, the Registrant will record a net gain for financial reporting purposes of approximately $250,000 from this transaction. The Registrant will distribute $4,935,300 or $58.14 per Unit on November 30, 1997 to Limited Partners of record as of July 24, 1997.

ITEM 7. PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
------  --------------------------------------------

        (page 5) Pro Forma Financial Information


        Exhibits

        2.1 (page 10) Contract for Purchase of Real Property, executed June 17, 1997, between First Capital Institutional Real Estate, Ltd. 2, a Florida Limited Partnership ("Seller") and Victory Development, Inc., a Georgia Corporation ("Purchaser").

        2.2 (page 31) Closing Statement, dated July 24, 1997, between the Seller and Purchaser.



No information is required under Items 1, 3, 4, 5, 6 and 8; therefore, those Items have been omitted.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD. - 2

                         By: FIRST CAPITAL FINANCIAL CORPORATION
                             As General Partner

August 6, 1997           By: /s/        NORMAN M. FIELD
--------------               --------------------------------------
    (Date)                              NORMAN M. FIELD
                             Vice President - Finance and Treasurer

               FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD. - 2


The accompanying unaudited Pro Forma Balance Sheet has been presented as if the sale of Banana River, Lakewood Square Shopping Center and 12621 Featherwood Office Building (collectively the "Properties") had occurred on March 31, 1997. The accompanying unaudited Pro Forma Statement of Income and Expenses for the three months ended March 31, 1997 has been presented as if the sale of the Properties had occurred on December 31, 1996. The accompanying unaudited Pro Forma Statement of Income and Expenses for the year ended December 31, 1996 has been presented as if the sale of the Properties had occurred on December 31, 1995. In the opinion of the General Partner, all adjustments necessary to reflect the financial condition and results of operations of the Partnership exclusive of the Properties have been made. The unaudited pro forma financial statements are not necessarily indicative of what the actual financial position and results of operations would have been had such transactions actually occurred as of March 31, 1997 and December 31, 1996 and 1995, nor do they purport to represent the results of operations of the Registrant for future periods.

               FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD. - 2

                            PRO FORMA BALANCE SHEET
                                  (Unaudited)

                     (All dollars rounded to nearest 00s)

                                    ASSETS


                                                                             Current          Previous          Pro Forma
                                                         March 31,           Pro Forma        Pro Forma          Balance
                                                            1997           Adjustments       Adjustments          Sheet
                                                        ============      ------------       -----------        -----------
Investment in commercial rental properties:
  Land                                                  $ 10,237,400      $  (887,400)       $ (3,150,600)      $ 6,199,400
  Buildings and improvements                              36,132,900       (5,670,600)        (11,220,000)       19,242,300
                                                        ------------      -----------        ------------       -----------

                                                          46,370,300       (6,558,000)        (14,370,600)       25,441,700
  Accumulated depreciation and amortization              (14,143,300)       1,948,000           4,349,700        (7,845,600)
                                                        ------------      -----------        ------------       -----------

  Total investment properties, net of
    accumulated depreciation and amortization             32,227,000       (4,610,000)        (10,020,900)       17,596,100

Cash and cash equivalents                                  5,030,000        4,939,600          10,175,900        20,145,500
Investment in debt securities                                983,300                                                983,300
Restricted cash                                               50,000                                                 50,000
Rents receivable                                             126,700          (52,600)            (40,500)           33,600
Investment in and loans to joint venture                   5,606,000                                              5,606,000
Other assets                                                  43,100           (6,200)            (22,500)           14,400
                                                        ------------      -----------        ------------       -----------

                                                        $ 44,066,100      $   270,800        $     92,000       $44,428,900
                                                        ============      ===========        ============       ===========


                       LIABILITIES AND PARTNERS' CAPITAL

Liabilities:
  Accounts payable and accrued expenses                 $    403,200      $   (31,200)       $    (65,900)      $   306,100
  Due to Affiliates                                           87,300                                                 87,300
  Security deposits                                          137,600          (24,900)            (22,500)           90,200
  Distributions payable                                      848,900        4,935,300          10,154,200        15,938,400
  Other liabilities                                           70,000                              (58,300)           11,700
                                                        ------------      -----------        ------------       -----------

                                                           1,547,000        4,879,200          10,007,500        16,433,700
                                                        ------------      -----------        ------------       -----------
Partners' capital:
  General Partner (deficit)                                 (131,300)               0             131,300                 0
  Limited Partners (84,886 Units issued
    and outstanding)                                      42,650,400       (4,608,400)        (10,046,800)       27,995,200
                                                        ------------      -----------        ------------       -----------
                                                          42,519,100       (4,608,400)         (9,915,500)       27,995,200
                                                        ------------      -----------        ------------       -----------
                                                        $ 44,066,100      $   270,800        $     92,000       $44,428,900
                                                        ============      ===========        ============       ===========

The accompanying notes are an integral part of the pro forma financial statements.

               FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD. - 2

                  PRO FORMA STATEMENT OF INCOME AND EXPENSES
                                  (Unaudited)

                      (All dollars rounded to nearest 00s
                           except per Unit amounts)

                                                         Three Months Ended March 31, 1997
                                            -----------------------------------------------------------
                                                                                            Pro Forma
                                            Statement of      Current       Previous       Statement of
                                             Income and      Pro Forma      Pro Forma       Income and
                                              Expenses      Adjustments    Adjustments       Expenses
                                            ------------    -----------    -----------     ------------
Income:
  Rental                                     $1,569,500     $ (191,500)    $  (366,600)     $1,011,400
  Interest                                       93,300                                         93,300
                                             ----------     ----------     -----------      ----------

                                              1,662,800       (191,500)       (366,600)      1,104,700
                                             ----------     ----------     -----------      ----------

Expenses:
  Depreciation and amortization                 324,700        (43,200)        (82,600)        198,900
  Property operating:
    Affiliates                                   70,900        (12,900)        (19,900)         38,100
    Nonaffiliates                               250,900        (18,100)        (43,900)        188,900
  Real estate taxes                             149,000        (23,900)        (42,200)         82,900
  Insurance - Affiliate                          16,000         (3,200)         (3,700)          9,100
  Repairs and maintenance                       156,900        (13,200)        (21,100)        122,600
  General and administrative:
    Affiliates                                    9,000                                          9,000
    Nonaffiliates                                66,400                                         66,400
                                             ----------     ----------     -----------      ----------

                                              1,043,800       (114,500)       (213,400)        715,900
                                             ----------     ----------     -----------      ----------

Net income before income from participation     619,000        (77,000)       (153,200)        388,800
  in Joint Venture

Income from participation in joint venture       82,800                                         82,800
                                             ----------     ----------     -----------      ----------

Net income                                   $  701,800     $  (77,000)    $  (153,200)     $  471,600
                                             ==========     ==========     ===========      ==========

Net income allocated to General Partner      $   84,900     $  (11,700)    $         0      $   73,200
                                             ==========     ==========     ===========      ==========

Net income allocated to Limited Partners     $  616,900     $  (65,300)    $  (153,200)     $  398,400
                                             ==========     ==========     ===========      ==========

Net income allocated to Limited
  Partners per Unit (84,886 Units
  outstanding)                               $     7.27     $    (0.77)    $     (1.80)     $     4.70
                                             ==========     ==========     ===========      ==========

              The accompanying notes are an integral part of the
                        pro forma financial statements.

               FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD. - 2

                  PRO FORMA STATEMENT OF INCOME AND EXPENSES

                      (All dollars rounded to nearest 00s
                           except per Unit amounts)

                                                            Year Ended December 31, 1996
                                             ----------------------------------------------------------
                                                                                             Pro Forma
                                                               Current       Previous       Statement of
                                             Statement of     Pro Forma      Pro Forma       Income and
                                              Income and     Adjustments    Adjustments       Expenses
                                               Expenses      (Unaudited)    (Unaudited)     (Unaudited)
                                             ------------    -----------    -----------     -----------
Income:
  Rental                                      $6,342,500     $ (760,300)    $(1,803,700)     $3,778,500
  Interest                                       661,200                           (300)        660,900
                                              ----------     ----------     -----------      ----------

                                               7,003,700       (760,300)     (1,804,000)      4,439,400
                                              ----------     ----------     -----------      ----------
Expenses:
  Depreciation and amortization                1,262,400       (167,500)       (312,800)        782,100
  Property operating:
    Affiliates                                   390,000        (69,000)        (95,300)        225,700
    Nonaffiliates                                912,200        (59,500)       (213,500)        639,200
  Real estate taxes                              520,600        (82,900)       (144,400)        293,300
  Insurance - Affiliate                           77,500        (12,000)        (28,600)         36,900
  Repairs and maintenance                        702,900        (59,800)       (169,500)        473,600
  General and administrative:
    Affiliates                                    55,300                                         55,300
    Nonaffiliates                                262,900                         (1,500)        261,400
                                              ----------     ----------     -----------      ----------

                                               4,183,800       (450,700)       (965,600)      2,767,500
                                              ----------     ----------     -----------      ----------

Net income before income from participation
  in joint venture                             2,819,900       (309,600)       (838,400)      1,671,900

Income from participation in joint venture       383,300                                        383,300
                                              ----------     ----------     -----------      ----------

Net income                                    $3,203,200     $ (309,600)    $  (838,400)     $2,055,200
                                              ==========     ==========     ===========      ==========

Net income allocated to General Partner       $  424,400     $  (47,700)    $   (73,800)     $  302,900
                                              ==========     ==========     ===========      ==========

Net income allocated to Limited Partners      $2,778,800     $ (261,900)    $  (764,600)     $1,752,300
                                              ==========     ==========     ===========      ==========

Net income allocated to Limited
  Partners per Unit (84,886 Units
  outstanding)                                $    32.74     $    (3.09)    $     (9.01)     $    20.64
                                              ==========     ==========     ===========      ==========

              The accompanying notes are an integral part of the
                        pro forma financial statements.

              FIRST CAPITAL INSSTITUTIONAL REAL ESTATE, LTD. - 2

                     Notes to Pro Forma Balance Sheet and
                  Pro Forma Statements of Income and Expenses


1) For the purpose of the Pro Forma Balance Sheet:

   a) the accounts for land, buildings and improvements, accumulated depreciation and amortization, rents receivable, other assets, accounts payable and accrued expenses and security deposits have been adjusted as of March 31, 1997 to reflect the sale of the Registrant's interest in the Properties.

   b) Cash and cash equivalents has been adjusted to include the net cash received by the Registrant from the purchasers of the Properties.

   c) Distributions payable has been adjusted to reflect the amount of the special distributions of Sales Proceeds to Limited Partners as if such special distributions had been declared as of March 31, 1997.

2) For the purpose of the Pro Forma Statements of Income and Expenses for the three months ended March 31, 1997 and for the year ended December 31, 1996, the adjustments to the income and expenses reflect the Registrant's interest in the operations of the Properties.